Exhibit 10.27

MODIFICATION #1

TO THE AGREEMENNT

THIS MODIFICATION #1 is made to the Amended and Restated Employment Agreement entered into on June 23, 2010 by and between INTERNATIONAL ISOTOPES INC.,  a public corporation incorporated in the state of Texas (hereinafter “INIS”) and STEPHEN LAFLIN, (hereinafter “Mr. Laflin”).

WITNESSETH:

WHEREAS, The original agreement between the Parties terminated on October 31, 2010; and

WHEREAS, Mr. Laflin is willing to extend the date of the Agreement to expire on March 1, 2011; and

NOW THEREFORE, In consideration of the above, the Parties agree to modify the Agreement, entered into on June 23, 2010, as follows:

1.

Article 3.1, 3.2, and 3.3 shall be modified to change the end date of the Agreement to March 1, 2011.

All other terns off the June 23, 2010 Agreement remains unchanged.

IN WITNESS WHEREOF, the Parties have executed this agreement as of the day and year as signed below.

INTERNATIONAL ISOTOPES INC.

                                               Date                   .

STEPHEN LAFLIN

                                               Date                   .